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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 2003

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                              43-1781797
            ---------                              ----------
            (COMMISSION                            (IRS EMPLOYER
            FILE NUMBER)                           IDENTIFICATION NO.)


575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5.  OTHER EVENTS.

         On December 2, 2003, Solutia issued a press release announcing that it had notified Monsanto and Pharmacia that it would not be making a $3 million payment to satisfy litigation settlements in two asbestos cases brought against Pharmacia. A copy of the press release is filed as an exhibit to this report and is incorporated here by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 99 listed below is filed as part of this report.

Exhibit Number                       Description
--------------                       -----------

99               Press Release dated December 2, 2003, issued by Solutia Inc.
                 announcing that it would not be making a $3 million payment to satisfy litigation settlements in two asbestos cases brought against Pharmacia.


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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                                 SOLUTIA INC.
                                        ------------------------------
                                                 (Registrant)


                                            /s/  Rosemary L. Klein
                                        ------------------------------
                                              Assistant Secretary

DATE: DECEMBER 5, 2003